Income Taxes	12 Months Ended
Jun. 30, 2025
Income Taxes [Abstract]
INCOME TAXES
10.	INCOME TAXES
The following is a reconciliation of income taxes calculated at the combined Canadian federal and provincial income statutory corporate tax rate of 27.0% to the tax expense:

	2025	2024
	$	$
US net income (loss) before taxes	423,063	(1,756,965)
Canada net income (loss) before taxes	(8,585,196)	(5,911,485)

Net income (loss) before taxes	(8,162,133)	(7,668,450)

Income tax expense (recovery) at the statutory rate	(2,229,159)	(1,966,981)
Increase (reduction) in income taxes resulting from:
Change in valuation allowance	4,167,827	1,625,998
State taxes	76,974	(21,942)
Permanent differences	34,335	39,252
True up to the return	2,982	(303,595)
State Rate Change	8,086	2,949
Foreign exchange differences	(1,589,832)	618,907
Share issuance cost capitalized in equity	(492,446)	(123,415)
Other	21,233	135,927

Income tax expense	—	7,100

As of June 30, 2025, the Company has
non-capital
loss carry-forwards of approximately $89.2 million (June 30, 2024 — $72.7 million) available to offset future taxable income in Canada. These non-capital
loss carryforwards begin to expire in 2026. As of June 30, 2025, the Company has US Federal net operating losses of $5.4 million and state net operating losses of $2.7 million. As of June 30, 2024, the Company has US Federal net operating losses of $7.5 million and state net operating losses of $3.7 million. The US Federal NOLs have an indefinite carryforward period, and the state NOLs begin to expire in 2042.
Deferred tax assets and liabilities are as follows:

	2025	2024
	$	$
Non-capital losses	25,463,223	21,501,476
Financing costs	733,014	861,867
Accrued expenses	61,845	12,831
Intangible assets, net	496,440	146,193
Tax credits	221,406	241,270
Lease liability	108,525	164,288

	27,084,453	22,927,925

Intangible assets, net	(57,977)	—
Property and equipment, net	(98,627)	(116,231)
Lease obligations	(106,029)	(157,701)

	(262,633)	(273,932)

Net deferred tax asset	26,821,820	22,653,993
Valuation allowance	(26,821,820)	(22,653,993)

	—	—

A full valuation allowance has been applied against the net deferred tax assets because it is more likely than not that future taxable income will not be available against which the Company can utilize the benefits therefrom.
The Company recognizes tax benefits from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from any such position would be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. It is the Company’s policy to recognize interest and penalties accrued on any uncertain tax benefits as a component of income tax expense.
The Company files income tax returns in the U.S. federal jurisdiction, various state jurisdictions, and Canada. The Company’s U.S. Federal and State tax returns for the years 2021 through 2024 remain subject to examination by their respective taxing authorities.
The Company is subject to taxation at the federal, state, and local levels in the United States and Canada.